1Q23 Financial Highlights A P R I L 1 8 , 2 0 2 3

2 ROE: 10.3% ROTCE: 20.2% 1Q23 Financial Highlights Revenue Pre-tax income Pre-tax margin Returns Capital ratios T1L: 5.8% CET1: 11.0% • Revenue up 11% YoY – Fee revenue flat YoY – Net interest revenue up 62% YoY • Expense up 3% YoY • Provision for credit losses was $27mm • Deposits up 1% QoQ – Average deposits down 3% QoQ • Tier 1 leverage ratio flat QoQ • Liquidity coverage ratio flat QoQ • Returned $1.6bn to common shareholders, including $1.3bn of common share repurchases EPS (a) $4.4bn 28% $1.12 $1.2bn (a) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.

# 1Q23 Financial Results

| *$mm, except per share data or unless otherwise noted* | 1Q23 | 4Q22 | 1Q22 | 1Q23 vs. 4Q22 | 1Q23 vs. 1Q22 |
|---|---|---|---|---|---|
| Fee revenue | $3,156 | $3,222 | $3,158 | (2)% | —% |
| Investment and other revenue | 79 | (360) | 70 | N/M | N/M |
| Net interest revenue | 1,128 | 1,056 | 698 | 7% | 62% |
| **Total revenue** | **$4,363** | **$3,918** | **$3,926** | **11%** | **11%** |
| Provision for credit losses | 27 | 20 | 2 | N/M | N/M |
| Noninterest expense | 3,100 | 3,213 | 3,006 | (4)% | 3% |
| **Income before income taxes** | **$1,236** | **$685** | **$918** | **80%** | **35%** |
| **Net income applicable to common shareholders** | **$905** | **$509** | **$699** | **78%** | **29%** |
| **EPS** | **$1.12** | **$0.62** | **$0.86** | **81%** | **30%** |
| Avg. common shares and equivalents outstanding (mm) – diluted | 808 | 816 | 814 | (1)% | (1)% |
| Operating leverage[(a)] | | | | N/M | 800 bps |
| **Pre-tax margin** | **28%** | **17%** | **23%** | | |
| ROE | 10.3% | 5.7% | 7.6% | | |
| **ROTCE[(b)]** | **20.2%** | **11.5%** | **15.4%** | | |

**Notable items impacting the quarter**

| *Increase / (decrease)* | Revenue | Expense | EPS | |
|---|---|---|---|---|
| 1Q23 | (1) | 5 | $(0.01) | Impact of litigation reserves and a disposal loss |
| 4Q22 | (460) | 213 | $(0.67) | Impact of net loss from repositioning the securities portfolio, a disposal loss, severance expense and litigation reserves |
| 1Q22 | (88) | (1) | $(0.08) | Accelerated amortization of deferred costs for depositary receipts services related to Russia |

(a) Note: See page 12 in the Appendix for corresponding footnotes.
(b) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
*N/M – not meaningful.*

3

BNY MELLON

4 1Q23 4Q22 1Q22 Consolidated regulatory capital ratios:(a) Tier 1 leverage ratio 5.8% 5.8% 5.3% Supplementary leverage ratio ("SLR") 6.9 6.8 6.2 Common Equity Tier 1 ratio – Advanced Approaches 11.0 11.2 10.4 Common Equity Tier 1 ratio – Standardized Approach 11.4 11.3 10.1 Consolidated regulatory liquidity ratios: Liquidity coverage ratio ("LCR") 118% 118% 109% Cash dividends per common share $0.37 $0.37 $0.34 Common stock dividends ($mm) $304 $305 $278 Common stock repurchases ($mm) 1,256 2 118 Book value per common share $45.36 $44.40 $45.76 Tangible book value per common share(b) 23.52 23.11 22.76 Common shares outstanding (mm) 789 808 808 Capital and Liquidity Note: See page 12 in the Appendix for corresponding footnotes.

5 1Q23 vs. $bn, avg. 1Q23 4Q22 1Q22 Deposits: Noninterest-bearing $70 (8)% (23)% Interest-bearing 204 (2)% (9)% Total deposits $274 (3)% (13)% Interest-earning assets: Cash and reverse repo 136 —% (6)% Loans 63 (6)% (5)% Investment securities: HQLA 119 — % (6) % Non-HQLA 25 (1) % (14) % Total investment securities 144 — % (8) % Total interest-earning assets $348 (1)% (7)% Net Interest Revenue and Balance Sheet Trends N e t I n t e r e s t R e v e n u e ( $ m m ) +7% +62% • Avg. deposits of $274bn down 3% QoQ • Avg. interest-earning assets of $348bn down 1% QoQ 698 1,056 1,128 1Q22 4Q22 1Q23 • Net interest revenue of $1,128mm up 7% QoQ, primarily reflects higher interest rates on interest-earning assets, partially offset by higher funding expense

6 1Q23 vs. $mm, unless otherwise noted 1Q23 4Q22 1Q22 Staff $1,791 (1)% 5% Software and equipment 429 (1)% 8% Professional, legal and other purchased services 375 (10)% 1% Net occupancy 119 (17)% (2)% Sub-custodian and clearing 118 5% —% Distribution and servicing 85 (1)% 8% Bank assessment charges 40 111% 14% Business development 39 (13)% 30% Amortization of intangible assets 14 (13)% (18)% Other 90 (37)% (33)% Total noninterest expense $3,100 (4)% 3% Noninterest Expense • Noninterest expense up 3% YoY, primarily reflecting higher investments and revenue-related expenses, as well as the impact of inflation, partially offset by the favorable impact of efficiency savings, a stronger U.S. dollar and the impact of the Alcentra divestiture

7 1Q23 vs. $mm, unless otherwise noted 1Q23 4Q22 1Q22 Total revenue by line of business: Asset Servicing $1,664 (1)% 10% Issuer Services 452 (8)% 69% Total revenue $2,116 (3)% 19% Provision for credit losses — N/M N/M Noninterest expense 1,556 (1)% 3% Income before income taxes $560 (4)% 100% Fee revenue 1,378 (5)% 4% Net interest revenue 666 2% 77% Foreign exchange revenue 139 (7)% (6)% Securities lending revenue(a) 48 (4)% 23% Financial ratios, balance sheet data and metrics: Pre-tax margin 26% (47) bps 1,074 bps AUC/A ($trn, period end)(b)(c) $32.6 4% (3)% Deposits ($bn, avg.) $167 (5)% (13)% Market value of securities on loan ($bn, period end)(d) $441 (2)% (2)% • Total revenue of $2,116mm up 19% YoY – Asset Servicing up 10% YoY, primarily reflecting higher net interest revenue and the abatement of money market fee waivers, partially offset by lower market values, the unfavorable impact of a stronger U.S. dollar and lower foreign exchange revenue – Issuer Services up 69% YoY, primarily reflecting the 1Q22 accelerated amortization of deferred costs for depositary receipts services related to Russia, higher net interest revenue and the abatement of money market fee waivers • Noninterest expense of $1,556mm up 3% YoY, primarily reflecting higher investments, as well as the impact of inflation, partially offset by the favorable impact of efficiency savings and a stronger U.S. dollar • Income before income taxes of $560mm up 100% YoY Securities Services Note: See page 12 in the Appendix for the corresponding footnotes. N/M – not meaningful.

8 1Q23 vs. $mm, unless otherwise noted 1Q23 4Q22 1Q22 Total revenue by line of business: Pershing $693 3% 22% Treasury Services 412 8% 22% Clearance and Collateral Management 362 5% 23% Total revenue $1,467 5% 22% Provision for credit losses — N/M N/M Noninterest expense 769 (2)% 9% Income before income taxes $698 15% 41% Fee revenue 999 1% 10% Net interest revenue 453 14% 53% Financial ratios, balance sheet data and metrics: Pre-tax margin 48% 405 bps 624 bps AUC/A ($trn, end of period)(a)(b) $13.7 8% 18% Deposits ($bn, avg.) $86 —% (10)% Pershing: Net new assets (U.S. platform) ($bn)(c) $37 N/M N/M Avg. active clearing accounts ('000) 7,849 3% 6% Treasury Services: Avg. daily U.S. dollar payment volumes ('000) 236 (4)% (2%) Clearance and Collateral Management: Avg. tri-party collateral management balances ($bn) $5,626 3% 12% Market and Wealth Services Note: See page 12 in the Appendix for the corresponding footnotes. N/M – not meaningful. • Total revenue of $1,467mm up 22% YoY – Pershing up 22% YoY, primarily reflecting the abatement of money market fee waivers and higher net interest revenue, partially offset by lower client activity – Treasury Services up 22% YoY, primarily reflecting higher net interest revenue and the abatement of money market fee waivers – Clearance and Collateral Management up 23% YoY, primarily reflecting higher net interest revenue and U.S. government clearance volumes • Noninterest expense of $769mm up 9% YoY, primarily reflecting higher investments and higher revenue-related expense, as well as the impact of inflation, partially offset by the favorable impact of efficiency savings and a stronger U.S. dollar • Income before income taxes of $698mm up 41% YoY

9 1Q23 vs. $mm, unless otherwise noted 1Q23 4Q22 1Q22 Total revenue by line of business: Investment Management $557 1% (15)% Wealth Management 270 (2)% (12)% Total revenue $827 —% (14)% Provision for credit losses — N/M N/M Noninterest expense 734 5% (3)% Income before income taxes $93 (26)% (56)% Fee revenue 776 —% (15)% Net interest revenue 45 (13)% (21)% Financial ratios, balance sheet data and metrics: Pre-tax margin 11% (390) bps (1,079) bps Adjusted pre-tax operating margin – Non-GAAP(a) 13% (438) bps (1,146) bps AUM ($bn, end of period)(b) $1,908 4% (16)% Loans ($bn, avg.) $14 (3)% 6% Deposits ($bn, avg.) $16 (2)% (28)% Wealth Management: Client assets ($bn, end of period)(c) $279 4% (9)% • Total revenue of $827mm down 14% YoY – Investment Management down 15% YoY, primarily reflecting the impact of the Alcentra divestiture, the mix of cumulative net inflows, lower market values and the unfavorable impact of a stronger U.S. dollar, partially offset by the abatement of money market fee waivers – Wealth Management revenue down 12% YoY, primarily reflecting lower market values and changes in product mix • Noninterest expense of $734mm down 3% YoY, primarily reflecting the impact of the Alcentra divestiture and the favorable impact of a stronger U.S. dollar, partially offset by higher revenue-related expenses • Income before income taxes of $93mm down 56% YoY • AUM of $1.9trn down 16% YoY, driven by lower market values, the unfavorable impact of a stronger U.S. dollar and the divestiture of Alcentra, partially offset by net inflows • Wealth Management client assets of $279bn down 9% YoY, primarily driven by lower market values Investment and Wealth Management (a) Adjusted pre-tax operating margin is net of distribution and servicing expense. Represents a non-GAAP measure. See page 14 in the Appendix for corresponding reconciliation of the non-GAAP measure of adjusted pre-tax operating margin. Note: See page 12 in the Appendix for the corresponding footnotes (b) and (c). N/M – not meaningful.

10 • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – QoQ increase in total revenue primarily reflects the $449mm net loss from repositioning the securities portfolio in 4Q22 • Provision for credit losses was $27mm, reflecting changes in the macroeconomic forecast • Noninterest expense decreased QoQ, primarily driven by lower severance expense $mm, unless otherwise noted 1Q23 4Q22 1Q22 Fee revenue $3 $12 $8 Investment and other revenue (14) (442) 12 Net interest (expense) (36) (48) (32) Total revenue $(47) $(478) $(12) Provision for credit losses 27 2 17 Noninterest expense 41 153 33 (Loss) before income taxes $(115) $(633) $(62) Other Segment

Appendix

12 Footnotes Page 3 – 1Q23 Financial Results (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 4 – Capital and Liquidity (a) Regulatory capital ratios for March 31, 2023 are preliminary. For our CET1 ratio, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2023 and Dec. 31, 2022 was the Advanced Approaches, and for March 31, 2022 was the Standardized Approach. (b) Tangible book value per common share — Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See page 13 for corresponding reconciliation of this non-GAAP measure. Page 7 – Securities Services (a) Included in investment services fees reported in the Asset Servicing line of business. (b) March 31, 2023 information is preliminary. (c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at March 31, 2023, $1.5 trillion at Dec. 31, 2022, and $1.7 trillion at March 31, 2022. (d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $69 billion at March 31, 2023, $68 billion at Dec. 31, 2022, and $78 billion at March 31, 2022. Page 8 – Market and Wealth Services (a) March 31, 2023 information is preliminary. (b) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business. (c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 9 – Investment and Wealth Management (b) March 31, 2023 information is preliminary. Excludes assets managed outside of the Investment and Wealth Management business segment. (c) March 31, 2023 information is preliminary. Includes AUM and AUC/A in the Wealth Management business.

# Return on Common Equity and Tangible Common Equity Reconciliation

| $mm | 1Q23 | 4Q22 | 1Q22 |
|---|---|---|---|
| Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP | $ 905 | $ 509 | $ 699 |
| Add: Amortization of intangible assets | 14 | 16 | 17 |
| Less: Tax impact of amortization of intangible assets | 3 | 4 | 4 |
| Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP | $ 916 | $ 521 | $ 712 |
| Average common shareholders' equity | $ 35,604 | $ 35,259 | $ 37,363 |
| Less: Average goodwill | 16,160 | 16,229 | 17,490 |
| Average intangible assets | 2,899 | 2,905 | 2,979 |
| Add: Deferred tax liability — tax deductible goodwill | 1,187 | 1,181 | 1,184 |
| Deferred tax liability — intangible assets | 660 | 660 | 673 |
| Average tangible common shareholders' equity — Non-GAAP | $ 18,392 | $ 17,966 | $ 18,751 |
| Return on common equity[(a)] — GAAP | 10.3% | 5.7% | 7.6% |
| Return on tangible common equity[(a)] — Non-GAAP | 20.2% | 11.5% | 15.4% |

# Book Value and Tangible Book Value Per Common Share Reconciliation

| | 2023 | 2022 | |
|---|---|---|---|
| $mm, expect common shares and unless otherwise noted | March 31 | Dec. 31 | March 31 |
| BNY Mellon shareholders' equity at period end — GAAP | $ 40,634 | $ 40,734 | $ 41,799 |
| Less: Preferred stock | 4,838 | 4,838 | 4,838 |
| BNY Mellon common shareholders' equity at period end — GAAP | 35,796 | 35,896 | 36,961 |
| Less: Goodwill | 16,192 | 16,150 | 17,462 |
| Intangible assets | 2,890 | 2,901 | 2,968 |
| Add: Deferred tax liability — tax deductible goodwill | 1,187 | 1,181 | 1,184 |
| Deferred tax liability — intangible assets | 660 | 660 | 673 |
| BNY Mellon tangible common shareholders' equity at period end — Non-GAAP | $ 18,561 | $ 18,686 | $ 18,388 |
| Period-end common shares outstanding (in thousands) | 789,134 | 808,445 | 807,798 |
| Book value per common share — GAAP | $ 45.36 | $ 44.40 | $ 45.76 |
| Tangible book value per common share — Non-GAAP | $ 23.52 | $ 23.11 | $ 22.76 |

(a) Quarterly returns are annualized.

13

BNY MELLON

14 (a) Income before income taxes divided by total revenue. (b) Notable items in 1Q23 reflect litigation reserves and a disposal loss (reflected in investment and other revenue). Notable item in 1Q22 reflects the accelerated amortization of deferred costs for depositary receipts services related to Russia. $mm 1Q23 4Q22 1Q22 Income before income taxes — GAAP $ 93 $ 125 $ 212 Total revenue — GAAP $ 827 $ 825 $ 964 Less: Distribution and servicing expense 86 87 79 Adjusted total revenue, net of distribution and servicing expense — Non-GAAP $ 741 $ 738 $ 885 Pre-tax operating margin — GAAP(a) 11% 15% 22% Adjusted pre-tax operating margin, net of distribution and servicing expense — Non-GAAP(a) 13% 17% 24% Pre-tax Operating Margin Reconciliation – Investment and Wealth Management Segment Diluted Earnings per Share Reconciliation – Impact of Notable Items 1Q23 vs. 1Q23 1Q22 1Q22 Diluted earnings per common share — GAAP $ 1.12 $ 0.86 30 % Impact of notable items(b) (0.01) (0.08) Diluted earnings per common share, ex-notables — Non-GAAP $ 1.13 $ 0.94 20%

15 A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “ambition,” “objective,” “aim,” “future,” “potentially,” “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans including repurchases, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, revenue, net interest revenue, fees, expenses, cost discipline, sustainable growth, currency fluctuations, innovation in products and services, company management, human capital management (including related ambitions, objectives, aims and goals), deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios and statements regarding the Corporation’s aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives, including the potential effects of the coronavirus pandemic on any of the foregoing. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of a number of factors, including, but not limited to, those discussed in “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control), including geopolitical risks (including those related to Russia’s invasion of Ukraine). The timing, manner and amount of repurchases is subject to various factors, including our capital position, capital deployment opportunities, prevailing market conditions, legal and regulatory considerations, and our outlook for the economic environment. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. All forward-looking statements speak only as of April 18, 2023, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/ investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2022 Annual Report, the first quarter 2023 earnings release and the first quarter 2023 financial supplement, and are available at www.bnymellon.com/investorrelations. Cautionary Statement